UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2022

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Midland States Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Network Centre Drive

Effingham, Illinois 62401

(Address of Principal Executive Offices) (Zip Code)

(217) 342-7321

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2022, Midland States Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2022. The press release is attached as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

On October 20, 2022, the Company made available on its website a slide presentation regarding the Company's third quarter 2022 financial results, which will be used as part of a publicly accessible conference call on October 21, 2022.  The slide presentation is attached as Exhibit 99.2.

The information in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Midland States Bancorp, Inc., dated October 20, 2022
99.2	Slide Presentation of Midland States Bancorp, Inc. regarding third quarter 2022 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midland States Bancorp, Inc.

Date: October 20, 2022	By:	/s/ Eric T. Lemke
Eric T. Lemke
Chief Financial Officer